Supplement to the
Fidelity® Growth Strategies K6 Fund
January 29, 2024
Prospectus

Jean Park no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Shilpa Mehra (Portfolio Manager) has managed the fund since 2024.
The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Shilpa Mehra is Portfolio Manager of Fidelity® Growth Strategies K6 Fund, which she has managed since 2024. She also manages other funds. Since joining Fidelity Investments in 2008, Ms. Mehra has worked as a research analyst and portfolio manager.
FEGK6-PSTK-0524-101 1.9886697.101	May 22, 2024